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                      [FARM BUREAU FINANCIAL SERVICES (R) LOGO]

                         FARM BUREAU FINANCIAL SERVICES


February 27, 2004


Dear Farm Bureau Customer:

As a valued Farm Bureau Variable Annuity contractowner, we are pleased to provide you with the annual reports for the investment options offered under your Farm Bureau contract. These reports provide an update on each portfolio's performance as of December 31, 2003. Portfolio performance does not take into account the fees charged by the contract. If those fees had been included, the performance for the portfolios would have been lower.

We are also pleased to provide you with separate performance sheets for the subaccounts under your contract. The performance sheets provide an update of each subaccount's performance as of December 31, 2003 and January 31, 2004.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your Farm Bureau representative.

We appreciate and value your business and look forward to serving you again in the future.

Farm Bureau Life Insurance Company

  5400 UNIVERSITY AVENUE - WEST DES MOINES, IOWA 50266-5997 - (515) 225-5400 -
                                  www.fbfs.com

                    [FARM BUREAU FINANCIAL SERVICES (R) LOGO]

                         FARM BUREAU FINANCIAL SERVICES

February 27, 2004


Dear Farm Bureau Customer:

As a valued Farm Bureau Variable Annuity contractowner and Farm Bureau Variable Universal Life policyowner, we are pleased to provide you with the annual reports for the investment options offered under your Farm Bureau contracts. These reports provide an update on each portfolio's performance as of December 31, 2003. Portfolio performance does not take into account the fees charged by the contracts. If those fees had been included, the performance for the portfolios would have been lower.

We are also pleased to provide you with separate performance sheets for the subaccounts under your contracts. The performance sheets provide an update of each subaccount's performance as of December 31, 2003 and January 31, 2004.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contracts, please do not hesitate to call your Farm Bureau representative.

We appreciate and value your business and look forward to serving you again in the future.

Farm Bureau Life Insurance Company

  5400 UNIVERSITY AVENUE - WEST DES MOINES, IOWA 50266-5997 - (515) 225-5400 -
                                  www.fbfs.com